UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Newly Elected Director - Judy A. Schmeling

On March 29, 2018, the Board of Directors (the “Board”) of Casey’s General Stores, Inc. (the “Company”) elected Judy A. Schmeling as a Class III director, effective immediately, to fill the vacancy caused by the death of Johnny Danos, who passed away on March 18, 2018. Ms. Schmeling is, most recently, the former Chief Operating Officer of HSN, Inc. (“HSN”), an interactive multichannel retailer, and the former President of Cornerstone Brands, a division of HSN. She also currently serves on the Board of Directors of Constellation Brands, Inc.

The Board has appointed Ms. Schmeling to serve on its Audit Committee and its Nominating and Corporate Governance Committee, in each case effective March 29, 2018.

As a non-employee director, Ms. Schmeling will be entitled to receive the same compensation payable to other non-employee directors of the Company. The most recent description of the Company’s non-employee director compensation practices is included in the Company’s proxy statement (Schedule 14A) for the annual meeting of shareholders held on September 15, 2017, along with certain amendments to such practices described in the Current Report on Form 8-K filed by the Company on March 7, 2018.

Equity Compensation for Recently Elected Directors

On March 29, 2018, the Compensation Committee of the Board approved awards of restricted stock units to Ms. Schmeling and to recently elected directors Donald E. Frieson, David K. Lenhardt and Allison M. Wing, in each case representing the annual equity component of their compensation, prorated to each director’s respective election date. Due to the “mid-year” timing of the elections and awards, these awards will vest on September 21, 2018.

Further information concerning the terms of the awards are included in the form of Restricted Stock Units Agreement (Non-Employee Director), a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Form of Restricted Stock Units Agreement (Non-Employee Director)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: April 2, 2018	By:	/s/ William J. Walljasper

William J. Walljasper
Senior Vice President and
Chief Financial Officer